Exhibit 24

                         POWER OF ATTORNEY

We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter the "Company"), hereby severally constitute Mark S. Hansen, Neal Rider and Lenore
T. Graham, and each of them severally, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, the Annual Report on Form 10-K for the fiscal year ended December 25, 1999, and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of February 2000.

     Signature                          Title

MARK S. HANSEN                     Chairman and Chief Executive
Mark S. Hansen                     Officer (principal executive
                                   officer)

NEAL RIDER                         Executive Vice President and
Neal Rider                         Chief Financial Officer
                                   (principal financial officer)

KEVIN TWOMEY                       Senior Vice President, Finance
Kevin Twomey                       and Controller (principal
                                   accounting officer)

JACK W. BAKER                      Director
Jack W. Baker


HERBERT M. BAUM                    Director
Herbert M. Baum


ARCHIE R. DYKES                    Director
Archie R. Dykes


CAROL B. HALLETT                   Director
Carol B. Hallett


EDWARD C. JOULLIAN III             Director
Edward C. Joullian III


GUY A. OSBORN                      Director
Guy A. Osborn


ALICE M. PETERSON                  Director
Alice M. Peterson


DAVID A. RISMILLER                 Director
David A. Rismiller